SUPPLEMENT DATED MAY 20, 2011 TO THE PROSPECTUS DATED JULY 19, 2010

Robeco-Sage Multi-Strategy TEI Fund, L.L.C.
(the "Fund")

Capitalized terms used in this Supplement and not defined have the same meanings as set forth in the Prospectus.

On May 4, 2011, the Board of Managers ("Board") of the Fund preliminarily authorized pursuit of a merger of the Fund with and into Robeco-Sage Multi-Strategy Fund, L.L.C. (the "Multi-Strategy Fund"), whereby the Fund would transfer all of its assets and liabilities to the Multi-Strategy Fund and in return, the Multi-Strategy Fund would issue its units to Members of the Fund in an amount equal to the value of their Units in the Fund.  The merger is subject to certain conditions, including final approval by the Board and Members of the Fund.  It is currently anticipated that proxy materials regarding the merger will be distributed to Members in the third quarter of 2011 and that a meeting of Members to consider the merger will be held in September 2011.

Please retain this Supplement for future reference.